UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

AMERICAN BATTERY MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Ave. Suite 400

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

As previously announced, on June 1, 2023, American Battery Materials, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of July 14, 2023 (the “Merger Agreement”), by and among Seaport Global Acquisition II Corp., a Delaware corporation (“SGII”), SGII, Lithium Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of SGII (“Merger Sub”), and the Company. Pursuant to the Merger Agreement, Merger Sub was to merge with and into the Company, with the Company surviving the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, the Company would have become a wholly-owned subsidiary of SGII, with the stockholders of the Company becoming stockholders of SGII.

On November 20, 2023, pursuant to Sections 8.09(c) and 10.01(f) of the Merger Agreement, SGII notified the Company that SGII had elected to terminate the Merger Agreement.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth below under this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended from time-to-time (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended from time-to-time, except as shall be expressly set forth by specific reference in such a filing.

On 22 November 2023 the Company issued a press release providing a brief update in the form of a letter to the Company’s stockholders. Among other things, the press release addressed the termination of Merger Agreement, and underscored the Company’s objective to continue to aggressively pursue a listing of the Company’s common stock on a senior exchange – namely NASDAQ or the New York Stock Exchange. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

The Company terminated the engagement of Equiniti as its transfer agent, with an effective date of 22 November 2023. The Company has engaged Transfer Online, Inc. as its new transfer agent, effective as of 24 November 2023. Stockholders of the Company may reach Transfer Online as follows: Transfer Online, 512 SE Salmon St., Portland, Oregon, 97214; 503-227-2950.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated 22 November 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 27 November 2023	AMERICAN BATTERY MATERIALS, INC.

BY:	/s/ DAVID GRABER
David Graber,
Co-Chief Executive Officer

BY:	/s/ Sebastian Lux
Sebastian Lux,
Co-Chief Executive Officer

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